Alger Capital Appreciation Fund

Summary Prospectus

March 1, 2018

Class   Ticker Symbols

Z  ACAZX

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund online at www.alger.com. You can also get this information at no cost by calling 1(800) 992-3863 or by sending an e-mail request to summaryprospectus@alger.com. The Fund's Prospectus, and Statement of Additional Information, both dated March 1, 2018, are incorporated by reference to this Summary Prospectus, and may be obtained at no cost in the same manner as described above.

Investment Objective

Alger Capital Appreciation Fund seeks long-term capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Class Z
Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees*	.77%*
Distribution and/or Service (12b-1) Fees	None
Other Expenses	.11%
Total Annual Fund Operating Expenses	.88%

* The Fund and Fred Alger Management, Inc. have adopted fee breakpoints for Alger Capital Appreciation Fund. The management fee for assets up to $2 billion is .81%. The management fee for assets between $2 billion and $3 billion is .65%, for assets between $3 billion and $4 billion is .60%, for assets between $4 billion and $5 billion is .55%, and for assets in excess of $5 billion is .45%. The actual rate paid as a percentage of average daily net assets for the period ended October 31, 2017, was .77%.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions you would pay the following expenses whether or not you redeemed your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Class Z	$90	$281	$488	$1,084

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 72.99% of the average value of its portfolio.

Principal Investment Strategy

Fred Alger Management, Inc. believes companies undergoing Positive Dynamic Change offer the best investment opportunities. Positive Dynamic Change refers to companies realizing High Unit Volume Growth or companies undergoing Positive Lifecycle Change. High Unit Volume Growth companies are traditional growth companies experiencing, for example, significantly growing demand or market dominance.

Inspired by Change, Driven by Growth.

ALGER CAPITAL APPRECIATION FUND 2/4

Summary Prospectus

March 1, 2018

Positive Lifecycle Change companies are, for example, companies benefitting from regulatory change, a new product introduction or management change.

Under normal market circumstances, the Fund invests at least 85% of its net assets, plus any borrowings for investment purposes, in equity securities of companies of any market capitalization that Fred Alger Management, Inc. believes demonstrate promising growth potential. Equity securities include common or preferred stocks that are listed on U.S. or foreign exchanges.

The Fund's portfolio manager(s) may sell a stock when it reaches a target price, it fails to perform as expected, or other opportunities appear more attractive.

The Fund can leverage, that is, borrow money to buy additional securities. By borrowing money, the Fund has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed. However, leverage also has the potential to magnify any decrease in the value of the purchased securities.

The Fund may invest a significant portion of its assets in securities of companies conducting business within a single sector, including the information technology, consumer discretionary, and health care sectors.

Principal Risks

An investment in the Fund involves risks. The Fund's share price may go down, which means you could lose money. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investment Risk — An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Market Risk — Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions.

Equity Securities Risk — As with any fund that invests in stocks, your investment will fluctuate in value, and the loss of your investment is a risk of investing. The Fund's price per share will fluctuate due to changes in the market prices of its investments. Also, the Fund's investments may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds.

Growth Stocks Risk — Prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. An investment in the Fund may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investment's value.

Sector Risk — The Fund may have a significant portion of its assets invested in securities of companies conducting business within a single sector. Companies in the same sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund more vulnerable to unfavorable developments in that sector than a fund that has a more diversified portfolio. Generally, the more broadly the Fund invests, the more it spreads risk and potentially reduces the risks of loss and volatility.

Technology Companies Risk — The Fund may have a significant portion of its assets invested in securities of technology companies. Many technology companies have limited operating histories and prices of these companies' securities have historically been more volatile than other securities, especially over the short term. Technology companies may also face increased competition, government regulation, and risk of obsolescence due to progress in technological developments.

Smaller Cap Securities Risk — Investing in companies of all capitalizations involves the risk that smaller issuers in which the Fund invests may have limited product lines or financial resources, or lack management depth. It may also be difficult or impossible to liquidate a security position at a time and price acceptable to the Fund because of the potentially less frequent trading of stocks of smaller market capitalization.

Leverage Risk — The cost of borrowing money to leverage may exceed the returns for the securities purchased or the securities purchased may actually go down in value; thus, the Fund's net asset value can decrease more quickly than if the Fund had not borrowed.

ALGER CAPITAL APPRECIATION FUND 3/4

Summary Prospectus

March 1, 2018

Performance

The following bar chart and the table beneath it provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the indicated periods compare with those of an appropriate benchmark of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Fund's website www.alger.com.

Annual Total Return for Class Z Shares as of December 31 (%)

Average Annual Total Return as of December 31, 2017

	1 Year	5 Years	Since Inception
Class Z (Inception 12/29/10)
Return Before Taxes	31.69%	16.75%	14.25%
Return After Taxes on Distributions	29.68%	14.55%	12.64%
Return After Taxes on Distributions and Sale of Fund Shares	19.46%	12.93%	11.22%
Russell 1000 Growth Index (reflects no deductions for fees, expenses or taxes)	30.21%	17.33%	14.76%

In the foregoing table, after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown may not be relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. A "Return After Taxes on Distributions and Sale of Fund Shares" may sometimes be higher than the other two return figures; this happens when there is a capital loss on redemptions, giving rise to a tax benefit to the shareholder.

ALGER CAPITAL APPRECIATION FUND 4/4

Summary Prospectus

March 1, 2018

Management

Investment Manager:	Portfolio Managers Jointly and Primarily Responsible for Day-to-Day Management of the Fund's Portfolio:
Fred Alger Management, Inc.	Ankur Crawford, Ph.D. Senior Vice President and Portfolio Manager Since June 2015	Patrick Kelly, CFA Executive Vice President, Head of Alger Capital Appreciation and Spectra Strategies and Portfolio Manager Since September 2004

Shareholder Information

Purchasing and Redeeming Fund Shares

The Fund's Class Z Shares are generally subject to a minimum initial investment of $500,000, which may be waived for group employer-sponsored 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, retiree health benefit plans and non-qualified deferred compensation plans. The waiver is available only for retirement plans that hold omnibus positions, or for aggregate plan participant positions, for each Fund made available for the plan. The waiver is generally not available to non-retirement accounts, traditional and Roth Individual Retirement Accounts, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 401(k) plans or individual 403(b) plans.

Investors may purchase or redeem Fund shares on any business day through a financial intermediary.

Tax Information

The Fund's distributions may be taxable as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

Fred Alger & Company, Incorporated 360 Park Avenue South, New York, NY 10010 / 800.992.3863 / www.alger.com

CapAppZ 3118